Exhibit 24.2

ENPRO INDUSTRIES, INC.

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Corporation with the SEC of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), to be substantially in the form as approved by the Secretary of the Corporation or any other officer of the Corporation designated by him, such approval to be evidenced conclusively by the execution thereof, for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the New Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Corporation are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Corporation each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Indenture, any supplemental indenture thereto and the debt securities to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Corporation required by applicable law to be affixed to each such Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Corporation and the approval and certification by the Corporation of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Robert S. McLean, Secretary of EnPro Industries, Inc., do hereby certify that the foregoing is a full, true and complete extract from the Minutes of the regular meeting of the Board of Directors of said corporation held on July 30, 2014, at which meeting a quorum was present.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Robert S. McLean

Name:	Robert S. McLean

Title:	Secretary

APPLIED SURFACE TECHNOLGY, INC.

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Tanya D. Greeley, Secretary of Applied Surface Technology, Inc., do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary

ADVANCED TRANSIT DYNAMICS, INC.

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Tanya D. Greeley, Secretary of Advanced Transit Dynamics, Inc., do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated March 12, 2015.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary

BELFAB, INC.

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Tanya D. Greeley, Secretary of Belfab, Inc., do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary

COLTEC INDUSTRIES INC

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Robert S. McLean, Secretary of Coltec Industries Inc, do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Robert S. McLean

Name:	Robert S. McLean

Title:	Secretary

COLTEC INTERNATIONAL SERVICES CO.

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Tanya D. Greeley, Secretary of Coltec International Services Co., do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary

COMPRESSOR PRODUCTS INTERNATIONAL LLC

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any Manager or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such Manager or officer personally or by an attorney-in-fact duly appointed in writing by such Manager or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Robert S. McLean, Secretary of Compressor Products International LLC do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Managers of said limited liability company by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Robert S. McLean

Name:	Robert S. McLean

Title:	Secretary

ENPRO ASSOCIATES, LLC

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any Manager or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such Manager or officer personally or by an attorney-in-fact duly appointed in writing by such Manager or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Robert S. McLean, Secretary of EnPro Associates LLC, do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Managers of said limited liability company by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Robert S. McLean

Name:	Robert S. McLean

Title:	Secretary

GARLOCK PIPELINE TECHNOLOGIES, INC.

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Robert S. McLean, Secretary of Garlock Pipeline Technologies, Inc., do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Robert S. McLean

Name:	Robert S. McLean

Title:	Secretary

GGB, INC.

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Robert S. McLean, Secretary of GGB, Inc., do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Robert S. McLean

Name:	Robert S. McLean

Title:	Secretary

GGB LLC

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any Manager or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such Manager or officer personally or by an attorney-in-fact duly appointed in writing by such Manager or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Robert S. McLean, Secretary of GGB LLC, do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Managers of said limited liability company by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Robert S. McLean

Name:	Robert S. McLean

Title:	Secretary

SD FRICTION, LLC

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Manager (on behalf of the Company) are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any manager of the Company or officer of the Manager (on behalf of the Company) required by applicable law to be affixed to the Registration Statement may be affixed by any such manager or officer personally or by an attorney-in-fact duly appointed in writing by such manager or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Tanya D. Greeley, Secretary of STEMCO Kaiser Incorporated, the sole manager of SD Friction, LLC, do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the sole manager of said limited liability company by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary

STEMCO HOLDINGS, INC.

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Tanya D. Greeley, Secretary of Stemco Holdings, Inc., do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary

STEMCO KAISER INCORPORATED

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Tanya D. Greeley, Secretary of STEMCO Kaiser Incorporated, do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary

STEMCO LP

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Partnership with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Partnership are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Partnership each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any Partner or officer of the Partnership required by applicable law to be affixed to the Registration Statement may be affixed by any such Partner or officer personally or by an attorney-in-fact duly appointed in writing by such Partner or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Partnership and the approval and certification by the Partnership of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Tanya D. Greeley, Secretary of Stemco LP, do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the general and limited partners of said limited partnership by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary

STEMCO PRODUCTS, INC.

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Tanya D. Greeley, Secretary of Stemco Products, Inc., do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary

TECHNETICS GROUP DAYTONA, INC.

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

* * * * * * *

I, Tanya D. Greeley, Secretary of Technetics Group Daytona, Inc., do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary

TECHNETICS GROUP LLC

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any manager or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such manager or officer personally or by an attorney-in-fact duly appointed in writing by such manager or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

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I, Tanya D. Greeley, Secretary of Technetics Group LLC, do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the sole manager of said limited liability company by unanimous written consent to action without meeting dated September 8, 2014.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary

TECHNETICS GROUP OXFORD, INC.

CERTIFIED RESOLUTION

FURTHER RESOLVED, that the execution and filing on behalf of the Company with the Securities and Exchange Commission of registration statements on Form S-1, S-3 or S-4, including any amendments and supplements thereto (each, a “Registration Statement”), for registration of Registered Exchange Offers for, or the resale of, under the Securities Act of the Senior Notes pursuant to and in accordance with the Registration Rights Agreement, are hereby approved and authorized; and the officers of the Company are, and each of them hereby is, authorized to execute, deliver and file in the name and on behalf of the Company each such Registration Statement and all such other documents, certificates and instruments, to take all actions necessary to qualify under the Trust Indenture Act of 1939 the Senior Notes Indenture, any supplemental indenture thereto and the debt securities and guarantees to be issued thereunder, and to take all such other actions, as they deem necessary in connection with the foregoing; and the signature of any director or officer of the Company required by applicable law to be affixed to the Registration Statement may be affixed by any such director or officer personally or by an attorney-in-fact duly appointed in writing by such director or officer to sign his or her name thereto; and the execution by such officers of any such documents, certificates and instruments or the doing by them of any action in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and certification by the Company of the documents, certificates and instruments so executed and the actions so taken.

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I, Tanya D. Greeley, Secretary of Technetics Group Oxford, Inc., do hereby certify that the foregoing is a full, true and complete extract of resolutions adopted by the Board of Directors of said corporation by unanimous written consent to action without meeting dated January 12, 2015.

IN WITNESS WHEREOF, I have hereunto set my hand, this the 26th of March, 2015.

By:	/s/ Tanya D. Greeley

Name:	Tanya D. Greeley

Title:	Secretary